SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 6, 1994





                           CPI CORP.
__________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
___________________________________________________________________
(State or other jurisdiction  (Commission file  (IRS Employer
 of incorporation)             Number)         Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
___________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
___________________________________________________________________




___________________________________________________________________
(Former name or former address, if changes since last report.)

                       1 OF 6 PAGES

PAGE

ITEM 5.  OTHER EVENTS

On April 6, 1994, CPI Corp. issued the following Press Release:


      CPI CORP. CONFIRMS FY 1993 PROJECTIONS OF LOWER EARNINGS,
                             RECORD SALES

          - RECONFIRMS EXPECTATION OF HIGHER FY 1994 EARNINGS


St. Louis, MO, April 6, 1994 - CPI Corp. (NYSE - CPY) today confirmed earlier projections that fiscal 1993 sales reached record levels, but that earnings declined as expected. For the 52 weeks ended February 5, 1994, net sales were $475.5 million, 5.8% above the $449.4 million for the 53 weeks ended February 6, 1993. Earnings from continuing operations were $11.1 million versus $22.6 million, while net earnings, including a $2.1 million credit from an accounting change, were $13.2 million. Earnings per share, before the $0.14 credit from the accounting change, were $0.76 versus $1.54. Net earnings per share, including the credit, were $0.90. Weighted average shares outstanding were virtually unchanged at 14,666,000.

Commenting on the outlook for the new fiscal year, Alyn V. Essman, chairman and chief executive officer said, "As indicated in a March 17 letter to shareholders, we believe 1994 will be a better earnings year than 1993, with earnings per share anticipated to be in a range of $0.85 to $1.05. We expect a reduction in Portrait Studio earnings for the first two quarters, followed by a turnaround in the second half as we begin to realize the benefits of marketing programs emanating from new technology. We also anticipate somewhat better results for the year in the Photofinishing segment and Other Products and Services. We should repeat, however, that shareholders should be aware that these projections are subject to the uncertainties of estimating in a year of rapid change, are dependent on a second half earnings increase, and cannot be confirmed until we experience the peak sales period in November and December."

CPI Corp. is a consumer services company operating over 1,800 retail locations, including 995 Sears Portrait Studios in the U.S., Puerto Rico and Canada, 672 CPI/Fox Photo/Proex photofinishing locations, 103 Prints Plus wall decor locations, and 45 high-tech copy stores.

PAGE

CPI CORP. CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
                                12 vs. 13 Weeks Ended
                               -----------------------
                                  2/5/94      2/6/93
                                ----------  ----------
                     (In Thousands Except Per Share Amounts)
Net Sales:
  Portrait studios              $  81,440   $  88,263
  Photo finishing                  45,987      45,734
  Other products and services      18,597       3,642
                                __________  __________
    Total net sales             $ 146,024   $ 137,639
                                ==========  ==========
Operating earnings:
  Portrait studios              $  13,797   $  21,248
  Photo finishing                   1,734       2,806
  Other products and services       3,051      (1,482)
                                ----------  ----------
                                   18,582      22,572
General corporate expense           4,739       5,757
                                ----------  ----------
Income from operations             13,843      16,815
Net interest income (expense)        (226)        187
Other income                          101         154
                                ----------  ----------
Earnings before income taxes       13,718      17,156
Income tax expense                  5,483       6,548
                                ----------  ----------
Earnings before cumulative
  effect of accounting change       8,235      10,608
Cumulative effect of
  accounting change                   -           -
                                ----------  ----------
Net earnings                    $   8,235   $  10,608
                                ==========  ==========
Earnings per commmon share:
  Earnings before cumulative
  effect of accounting change   $    0.56   $    0.72
  Cumulative effect of
    accounting change                 -           -
                                ----------  ----------
  Net earnings                  $    0.56   $    0.72
                                ==========  ==========
Weighted average number
  of common and common
  equivalent shares
  outstanding                      14,645      14,658
                                ==========  ==========

                              3
PAGE

CPI CORP. CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
                                52 vs. 53 Weeks Ended
                               -----------------------
                                  2/5/94      2/6/93
                                ----------  ----------
                     (In Thousands Except Per Share Amounts)
Net Sales:
  Portrait studios              $ 237,937   $ 264,358
  Photo finishing                 187,210     169,196
  Other products and services      50,373      15,826
                                ----------  ----------
    Total net sales             $ 475,520   $ 449,380
                                ==========  ==========
Operating earnings:
  Portrait studios              $  29,970   $  48,441
  Photo finishing                   6,972       9,609
  Other products and services       1,142      (4,133)
                                ----------  ----------
                                   38,084      53,917
General corporate expense          19,299      19,082
                                ----------  ----------
Income from operations             18,785      34,835
Net interest income (expense)        (789)      1,014
Other income                          524         674
                                ----------  ----------
Earnings before income taxes       18,520      36,523
Income tax expense                  7,404      13,908
                                ----------  ----------
Earnings before cumulative
  effect of accounting change      11,116      22,615
Cumulative effect of
  accounting change                 2,120         -
                                ----------  ---------
Net earnings                    $  13,236   $  22,615
                                ==========  ==========
Earnings per commmon share:
  Earnings before cumulative
  effect of accounting change   $    0.76   $    1.54
  Cumulative effect of
    accounting change                0.14         -
                                ----------  ----------
  Net earnings                  $    0.90   $    1.54
                                ==========  ==========
Weighted average number
  of common and common
  equivalent shares
  outstanding                      14,666      14,676
                                ==========  ==========

                              4
PAGE

CPI CORP. CONDENSED BALANCE SHEETS FEBRUARY 5, 1994 AND
FEBRUARY 6, 1993 (UNAUDITED)

                                         FEBRAURY 5,    FEBRUARY 6,
                                            1994           1993
                                         -----------    -----------
                                               (In Thousands)
Assets

  Current assets:
    Cash and short-term investments      $  66,356      $  20,978
    Other current assets                    61,415         52,177
  Net property and equipment               114,329         97,573
    Other assets                            63,696         67,023
                                         __________     __________

      Total assets                       $ 305,796      $ 237,751
                                         ==========     ==========




Liabilities and stockholders' equity

  Current liabilities                    $  65,187      $  56,827
  Long-term obligations                     59,811            342
  Other liabilities                          5,290          8,636
  Stockholder's equity                     175,508        171,946
                                         __________     __________
    Total liabilities and
      stockholders' equity               $ 305,796      $ 237,751
                                         ==========     ==========

PAGE

SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                  Executive Vice President -
                                    Finance
                                  Principal Financial Officer



Dated:  April 15, 1994

PAGE